STOCKHOLDERS' EQUITY	9 Months Ended
Sep. 30, 2013
Equity [Abstract]
STOCKHOLDERS EQUITY
8. STOCKHOLDERS’ EQUITY

On April 1, 2013 Amarantus BioScience, Inc. (the “Company”) filed a Certificate of Designation with the State of Nevada designating a class of preferred stock as Series C Convertible Preferred Stock consisting of 750,000 shares. On April 2, 2013 the Company filed the Certificate of Designation with the State of Nevada formally creating the previously disclosed Series B Convertible Preferred Stock consisting of 2,500,000 shares. On August 19, 2013 the Company filed a Certificate of Designation with the State of Nevada designating a class of preferred stock as Series D 8% Convertible Preferred Stock consisting of 1,300 shares.

The Series A Convertible Preferred Stock was cancelled in January 2013 as part of a services settlement with a vendor. As of September 30, 2013 and December 31, 2012, respectively, the Company had 10,000,000 preferred shares authorized, 250,000 shares designated as Series A, and no shares and 250,000 shares issued and outstanding, respectively.

The Series B Convertible Preferred Stock has no anti-dilution provisions, can only be issued to officers, directors and advisors of the Company, and cannot be converted into common stock, transferred, sold or disposed of in any manner for 24 months. As of September 30, 2013 and December 31, 2012, respectively, the Company had 10,000,000 preferred shares authorized, 2,500,000 shares designated as Series B, and no shares issued and outstanding.

The Series C Convertible Preferred Stock has no anti-dilution provisions, can only be issued to officers and directors of the Company, is convertible into a cumulative total of 750,000 common shares and is automatically convertible into common stock upon listing of the Company’s common stock to a national stock exchange. As of September 30, 2013 and December 31, 2012, respectively, the Company had 10,000,000 preferred shares authorized, 750,000 shares designated as Series C, and 375,000 and no shares issued and outstanding, respectively.

The Series D 8% Convertible Preferred Stock (“Series D”) has 1,300 shares designated as such with a par value of $0.001 per share and a stated value equal to $1,000 per share subject to increase upon certain events. Series D shareholders are entitled to cumulative dividends at the rate per share of 8% per annum, subject to increase upon certain conditions, payable quarterly in cash or common stock at the Company’s election, subject to certain limitations. The Series D has no voting rights, but does have a requirement that a majority of the outstanding Series D shareholders is needed to approve certain offerings of securities or proposed changes to amend the certificate of incorporation of the Company. The Series D shareholders have liquidation preference over junior securities up to their initial stated value. The Series D shares can be converted at any time at the option of the Holder with the conversion determined by dividing the stated value by the then conversion price, which was initially set at $0.03 per common share, subject to adjustment. The Series D shareholders have a right of redemption upon the occurrence of certain triggering events.